Exhibit 32.1

906 Certification

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report Form 10-Q of DreamWorks Animation SKG, Inc., a Delaware corporation (the “Company”), for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005	/s/ JEFFREY KATZENBERG
Jeffrey Katzenberg Chief Executive Officer

Dated: May 16, 2005	/s/ KRISTINA M. LESLIE
Kristina M. Leslie Chief Financial Officer